Exhibit 1.1

Shares of Common Stock

AEGEAN MARINE PETROLEUM NETWORK INC.

[FORM OF] UNDERWRITING AGREEMENT

[                     ], 2006

BEAR, STEARNS & CO. INC.
JOHNSON RICE & COMPANY L.L.C.
SIMMONS & COMPANY INTERNATIONAL
DAHLMAN ROSE & COMPANY, LLC

As Representatives of the
several Underwriters named in
Schedule I attached hereto (the “Representatives”)

c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies/Gentlemen:

Aegean Marine Petroleum Network Inc., a corporation organized and existing under the laws of the Republic of the Marshall Islands (the “Company”), proposes, subject to the terms and conditions stated herein (the “Agreement”), to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 12,500,000 shares (the “Firm Shares”) of its common stock, par value $0.01 per share (the “Common Stock”). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to an additional 1,875,000 shares of Common Stock (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares”. Bear, Stearns & Co. Inc. (“Bear Stearns”), Johnson Rice & Company L.L.C., Simmons & Company International and Dahlman Rose & Company, LLC are acting as lead managers or the “Lead Managers”) in connection with the offering and sale of the Shares contemplated herein (the “Offering”).

The Company also proposes, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the NASD (as defined below) and all other applicable laws, rules and regulations, that up to 10% of the Firm Shares (the “Directed Shares”) shall be reserved for sale by the Underwriters to certain officers, directors, employees and other persons designated by the Company (“Directed Share Purchasers”). To the extent that sales of Directed Shares are not orally confirmed for purchase by Directed Share Purchasers by 8 a.m. (Eastern) on the first trading day after the date of this Agreement, the Directed Shares will be offered to the public as part of the Offering.

1.                                Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Shares, on Form F-1 (No. 333-129768) (the initial filing and all pre-effective amendments thereto collectively being referred to as the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act (“Rule 462(b)”), which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the “Registration Statement.”  No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

The prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b), is hereafter referred to as the “Prospectus”. Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereafter referred to as a “Preliminary Prospectus;” and the Preliminary Prospectus relating to the Shares, as amended or supplemented immediately prior to the Applicable Time (as defined below), is hereafter referred to as the “Pricing Prospectus”. Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act (“Rule 433”)) relating to the Shares is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the public offering price of the Shares, the number of shares to be sold in the Offering and the Issuer Free Writing Prospectuses, if any, attached and set forth on Annex I hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package”. The Company has not issued any Issuer Free Writing Prospectuses except as set forth on Annex I hereto (the “Scheduled Issuer Free Writing Prospectuses”). Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any wrapper or supplement thereto prepared in connection with the distribution of Directed Shares in any jurisdiction.

The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act (“Rule 405”)) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated hereby.

All references in this Agreement to the Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b)                                 The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in Section 16 hereof.

(c)                                  No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any Preliminary Prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in Section 16 hereof.

(d)                                 For purposes of this Agreement, the “Applicable Time” is [  :  ]  .m. (Eastern) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus not set forth on Annex I hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in Section 16 hereof.

(e)                                  Deloitte Hadjipavlou Sofianos & Cambanis S.A., who have certified the financial statements and supporting schedules and information of the Company and its subsidiaries that are included in the Registration Statement, the Pricing Prospectus or the Prospectus whose reports appear in the Registration Statement, the Pricing Prospectus or the Prospectus, and who have certified certain other financial statements and supporting schedules and information that are included or incorporated in the Registration Statement, the Pricing Prospectus or the Prospectus, are independent public accountants as required by the Securities Act, the Exchange Act of 1934, as amended (the “Exchange Act”) and the Rules and Regulations.

(f)                                   Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Registration Statement and the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock; (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Schedule II hereto (each, a “Subsidiary” and, collectively, the “Subsidiaries”); (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding; and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, management, financial condition, results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole or (y) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Pricing Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet included in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Pricing Prospectus.

(g)                                  The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary (i) any Common Stock or other security of the Company; (ii) any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security; (iii) any capital stock or other security of any Subsidiary; or (iv) any security convertible into, or exercisable or exchangeable for such capital stock or any other security of any Subsidiary (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. All of the issued shares of capital stock of or other ownership or membership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except as otherwise set forth in the Registration Statement and the Pricing Prospectus and other than for Aegean Marine Petroleum LLC (“Aegean UAE”) are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim or other encumbrance (any “Lien”). Forty nine percent (49%) of all of the membership interests of Aegean UAE are owned directly or indirectly by the Company, free and clear of all Liens.

(h)                                 The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Registration Statement and the Pricing Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Registration Statement and Pricing Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(i)                                     Set forth on Schedule III hereto is an accurate and complete listing of all outstanding Indebtedness owing, directly or indirectly, by the Company to any other person as of the date hereof and as of the Closing Date. As used in this paragraph and elsewhere in this Agreement, “Indebtedness” of any person means (i) all liabilities, contingent or otherwise, of such person for borrowed money; (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred by such person in the ordinary course of business in connection with obtaining goods, materials or services, which payable is not overdue by more than thirty (30) days according to the original terms of sale unless such payable is being contested in good faith; (v) the maximum fixed repurchase price of all capital stock of such person that is or would be required to be redeemed or repurchased by such person; (vi) all capitalized lease obligations of such person; (vii) all Indebtedness of others secured by a lien or encumbrance on any asset of such person; (viii) all Indebtedness of others guaranteed by such person to the extent of such guarantee; and (ix) all property of such person subject to a sale and leaseback transaction and the present value of the total obligations of such person as lessee for rental payments during the remaining term of the lease.

(j)                                    The Subsidiaries are the only “subsidiaries” of the Company (within the meaning of Rule 405). Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. Each of the Company and each Subsidiary has been duly organized and validly exists as a corporation or limited liability company in good standing under the laws of its jurisdiction of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Pricing Prospectus (a “Material Adverse Effect”).

(k)                                 Each of the Company and each Subsidiary has all requisite power and authority, and has obtained all necessary consents, approvals, authorizations, orders, registrations, certifications, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Prospectus, and each such Consent is valid and in full force and effect, except where the failure to obtain such Consents would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

(l)                                     The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(m)                             The issue and sale of the Shares, the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any material Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound; (ii) violate or conflict with any provision of the certificate or articles of incorporation, bylaws, certificate of formation, limited liability company agreement, or other organizational documents of the Company or any Subsidiary; or (iii) violate or conflict with any applicable statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign.

(n)                                 No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except with respect to the effectiveness of the registration under the Securities Act of the Shares and such consents as may be required under state or foreign securities or blue sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the purchase and distribution of the Shares by the Underwriters.

(o)                                 Except as disclosed in the Registration Statement and the Pricing Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which (individually or in the aggregate) if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(p)                                 The combined financial statements, including the notes thereto, and pro forma data and the supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its predecessors. Said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information including pro forma and as adjusted financial information included in the Registration Statement and the Pricing Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Pricing Prospectus and the books and records of the respective entities presented therein.

(q)                                 There are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Pricing Prospectus in accordance with Regulation S-X under the Securities Act, which have not been included as so required.

(r)                                    The statistical, industry-related and market-related data included in the Registration Statement and the Pricing Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(s)                                   The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act. The shares of Common Stock have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or prohibiting the listing of shares of Common Stock on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or approval for listing.

(t)                                    The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(u)                                 The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v)                                 The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(w)                               The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) that are effective with respect to it and is actively taking all reasonable steps to ensure that it will be in compliance with other applicable provisions of Sarbanes-Oxley upon the effectiveness of such provisions.

(x)                                 Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act (“Rule 144”)) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(y)                                 Neither the Company nor any of its affiliates (within the meaning of Rule 144) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Pricing Prospectus, neither the Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Pricing Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act.

(z)                                  The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock”, insofar as it purports to constitute a summary of the terms of the Common Stock, and under the captions “Prospectus Summary–Our Company” (fifth, sixth, seventh and eighth sentences of the seventh paragraph), “Shares Eligible for Future Sale”, “Risk Factors–Risk Factors Relating to Our Business–International authorities and flag states may delay implementation of the phase-out of single hull tankers which may lessen the competitive advantage we hope to gain by acquiring double hull bunkering tankers”, “Risk Factors–Risk Factors Relating to Our Business–If we become subject to tax in the jurisdictions in which we operate, our net income and cash flow would decrease”, “Risk Factors–Risk Factors Relating to Our Business–U.S. investors in our Company could suffer adverse tax consequences if we are characterized as a passive foreign investment company”, “Risk Factors–Risk Factors Relating to Our Business–As a United States government contractor, we are subject to certain laws and regulations which may add costs to our business”, “Risk Factors–Risk Factors Relating to Our Business–Proceedings concerning our founder, Dimitris Melisanidis, could generate negative publicity for us, harm our reputation and adversely affect our business and our stock price”, “Risk Factors–Risk Factors Relating to Our Business–Our status as a foreign private issuer exempts us from certain of the corporate governance standards of the New York Stock Exchange, limiting the protections afforded to investors”, “Risk Factors–Risk Factors Relating to Our Business–We are incorporated in the Marshall Islands, which does not have a well-developed body of corporate law”, “Risk Factors–Risk Factors Relating to Our Business–It may be difficult for investors to enforce U.S. judgments against us”, “Risk Factors–Risk Factors Relating to Our Industry–Our operations are subject to extensive environmental laws and regulations, the violation of which could result in liabilities, fines or penalties and changes of which may require increased capital expenditures and other costs necessary to operate and maintain our vessels”, “Dividend Policy (second paragraph)”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Factors Affecting Our Results of Operations, Income Taxes”, “Business–Our Service Centers and Markets”, “Business–Environmental and Other Regulations”, “Business–Legal Proceedings, Proceedings Involving Dimitris Melisanidis”, “Business–Exchange Controls”, “Shares Eligible for Future Sale”, “Comparison of Marshall Islands Corporate Law to Delaware Corporate Law”, “Tax Considerations”, “Underwriting”, “Enforceability of Civil Liabilities”, and “Where You Can Find More Information (last paragraph)” and Item 6 of Part II of the Registration Statement,

insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(aa)                          The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Registration Statement and the Pricing Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” or a “business development company” within the meaning of such act.

(bb)                          There are no contracts or other documents (including, without limitation, any voting agreements), which are required to be described in the Registration Statement or the Pricing Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and that have not been so described or filed.

(cc)                            There are no current or pending judicial, regulatory or other legal or governmental proceedings that are required to be described in the Registration Statement and the Pricing Prospectus by the Securities Act, the Exchange Act or the Rules and Regulations and that are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Pricing Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and that are not so described or filed.

(dd)                          Except as disclosed in the Registration Statement and the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(ee)                            No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Pricing Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Pricing Prospectus.

(ff)                              Dimitris Melisanidis, the founder, Chairman of the Board, President and Chief Executive Officer of the Company (“Mr. Melisanidis”) has not been the legal or beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of any equity securities of or other ownership interests in, Aegean Oil S.A. and Aegean Shipping Management S.A at any time during the five (5) year period ended as of the date of this Agreement. Mr. Melisanidis has not been a director, officer or employee of, Aegean Oil S.A., Aegean Shipping Management S.A., Golden Sun Marine Corp. or Aegean Warehouses S.A. at any time during the five (5) year period ended as of the date of this Agreement.

(gg)                            Except as disclosed in the Registration Statement and the Pricing Prospectus under the captions “Legal Proceedings” and “Proceedings Involving Dimitris Melisanidis,” to the knowledge of the Company after due and diligent inquiry, there have been no material criminal, civil, regulatory or administrative actions, suits, investigations or proceedings at any time involving any charges, claims, counterclaims or crossclaims against Mr. Melisanidis, the Company or any of its affiliates, subsidiaries or responsible persons (collectively the “Company Persons”) (x) in which an amount at issue was in excess of $1 million, (y) in which there was an assertion of any claim involving fraud, conversion, breach of fiduciary duty, or any violation of criminal law by, such Company Person or any of its employees or associates or (z) relating to the character, ethics or honesty of such Company Person or any of its employees or associates. Except as disclosed in the Registration Statement and the Pricing Prospectus under the captions “Legal Proceedings” and “Proceedings Involving Dimitris Melisanidis,” to the knowledge of the Company after due and diligent inquiry, there have been no material criminal, civil, regulatory or administrative actions, suits, investigations or proceedings involving any charges, claims, counterclaims or crossclaims against any of the Company Persons during the preceding five (5) years.

(hh)                          The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement and the Pricing Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Registration Statement and the Pricing Prospectus or except for maritime liens and other liens incurred in the ordinary course of the Company’s shipping business which do not (individually and in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not reasonably be expected to result in a Material Adverse Effect, and that do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(ii)                                  The Company and each Subsidiary (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as presently conducted and as described in the Registration Statement and the Pricing Prospectus; and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. There is no infringement by third parties of any such Intellectual Property.

(jj)                                The Company and the Subsidiaries maintain insurance or participate in insurance, protection or indemnity associations or clubs in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not (individually and in the aggregate) reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause and neither the Company nor any of the Subsidiaries is currently required to make any payment, or is aware of any facts that would require the Company or any Subsidiary to make any payment in respect of a call by, or a contribution to, any insurance, protection or indemnity association or club. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(kk)                          The Company and each Subsidiary has accurately prepared and timely filed all federal, state, local, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to prepare such filing or make such payment would not in the aggregate reasonably be expected to have a Materially Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local, foreign or other taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2005, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business. There is no material tax lien, whether imposed by any federal, state, local, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary (except as disclosed in the Registration Statement and the Pricing Prospectus). Neither the Company nor any of its Subsidiaries is required to file tax returns or is subject to taxation in the Commonwealth of the Bahamas, Liberia, Malta, the Republic of the Marshall Islands, Panama, Singapore (with respect to a ship flying the flag of Singapore), Turkey, the United Arab Emirates or Gibraltar (with respect to a ship flying the flag of Gibraltar) and the Company is not aware of any fact or circumstance that could cause it or any of its Subsidiaries to be required to file tax returns or become subject to taxation in the Commonwealth of the Bahamas, Liberia, Malta, the Republic

of the Marshall Islands, Panama, Singapore (with respect to a ship flying the flag of Singapore), Turkey, the United Arab Emirates or Gibraltar (with respect to a ship flying the flag of Gibraltar).

(ll)                                  No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent, and to the best of the Company’s actual knowledge without inquiry, there are no existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, shipyards, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(mm)                  Neither the Company nor any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) or is part of a group that includes the Company and that is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), within the five (5) year period prior to the date on which this representation is made or deemed made, sponsored, contributed to, or has or had any liability or obligation in respect of, any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to ERISA or any plan subject to Section 4975 of the Code. With respect to any employee benefit plan that covers any employees who are not located in the United States, no facts exist under which the Company could incur any liability with respect to such a plan that would reasonably be expected to result in a Materially Adverse Effect, other than contributions and administrative expenses in the ordinary course.

(nn)                          There has been no storage, generation, transportation, handling, use, treatment, or disposal, discharge, emission, or other release involving any and all substances listed or classified as pollutants, contaminants, solid wastes, hazardous materials, extremely hazardous wastes or words of similar meaning or regulatory effect under any Environmental Law as defined below, including but not limited to petroleum products and constituents (“Hazardous Substances”) by, due to or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard (including any applicable regulations and standards adopted by the International Maritime Organization) relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission or other release of any kind, onto any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, other than by operation of law or due to the Company’s membership in any mutual protection and indemnity association, in each case as described in the Registration Statement and the Pricing Prospectus, and except as (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

(oo)                          None of the Company, any Subsidiary or, to the Company’s knowledge, any of its or their respective employees, has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any such contribution in violation of law; or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(pp)                          The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, have jurisdiction over the Company or any Subsidiary, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company after reasonable inquiry, threatened. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company after reasonable inquiry, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person subject at such time to any United States sanctions administered by OFAC.

(qq)                          The Company has complied with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex I hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth on Annex I hereto and any electronic road show previously approved by Bear Stearns.

(rr)                                The Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders of foreign jurisdictions in which Directed Shares are offered or the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, may be distributed in connection with therewith; and no consent of, from or with any judicial, regulatory or other legal or governmental agency or body, other than such as have been obtained, is necessary under any such law, rule, regulation, ordinance, directive, judgment, decree or order.

(ss)                              The Company has not offered, or caused the Underwriters to offer, Directed Shares to any person with the intention of unlawfully influencing (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a trade journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products.

(tt)                                Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, bylaws, certificate of formation, limited liability company agreement, or other organizational documents; (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) is in violation of any applicable statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any Lien disclosed in the Registration Statement and the Pricing Prospectus, or any Lien incurred in the ordinary course of the Company’s shipping business which would not reasonably be expected to have a Material Adverse Effect.

(uu)                          Except as disclosed in the Registration Statement and the Pricing Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(vv)                          The Company is a “foreign private issuer” as defined in Rule 405.

(ww)                      The Company is not a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the Code and expects to continue its operations in such a manner that it will not become a PFIC in the future.

(xx)                          No stamp duty, stock exchange tax, value-added tax, withholding or any other similar duty or tax is payable in the Commonwealth of the Bahamas, Cyprus, Gibraltar, Greece, Jamaica, Liberia, Malta, the Republic of the Marshall Islands, Panama, Singapore, Turkey, the United Arab Emirates, the United States or any other jurisdiction in which either the Company or any of its Subsidiaries is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or any authority having power to tax, in connection with the execution, delivery or performance of this Agreement by the Company or the issuance, sale or delivery of the Shares by the Company to the Underwriters or the initial resales thereof by the Underwriters in the manner contemplated by this Agreement, the Registration Statement and the Pricing Prospectus.

(yy)                          All dividends and other distributions declared and payable on the shares of Common Stock of the Company or on the shares of common stock or other equity securities of each Subsidiary may under the current laws and regulations of the Commonwealth of the Bahamas, Cyprus, Gibraltar, Greece, Jamaica, Liberia, Malta, the Republic of the Marshall Islands, Panama, Singapore, Turkey, the United Arab Emirates or the United States be paid in United States dollars and may be freely transferred out of the Commonwealth of the Bahamas, Cyprus, Gibraltar, Greece, Jamaica, Liberia, Malta, the Republic of the Marshall Islands, Panama, Singapore, Turkey, the United Arab Emirates and the United States, as the case may be, and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Commonwealth of the Bahamas, Cyprus, Greece, Liberia, the Republic of the Marshall Islands, the United Arab Emirates and the United States and are otherwise free and clear of any withholding, stamp, transfer, excise or other tax, and may be declared and paid without the necessity of obtaining any consents, approvals, authorizations, orders licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in the Commonwealth of the Bahamas, Cyprus, Gibraltar, Greece, Jamaica, Liberia, Malta, the Republic of the Marshall Islands, Panama, Singapore, Turkey, the United Arab Emirates and the United States.

(zz)                            Except as disclosed in the Registration Statement and the Pricing Prospectus there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters’ shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2.                                Purchase, Sale and Delivery of the Shares.

(a)                                 On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $       , the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)                                 Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) the fourth business day after the determination of the public offering price of the Shares, or such other time not later than ten (10) business days after such date as shall be agreed upon by Bear Stearns and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two (2) business days before the Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one (1) full business day prior to the Closing Date.

(c)                                  In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 1,875,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice by Bear Stearns, on behalf of the Underwriters, to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. The Company shall permit Bear Stearns to examine and package such certificates for delivery at least one (1) full business day prior to the Additional Closing Date.

(d)                                 If the option is exercised as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate any fractional shares as Bear Stearns in its sole discretion shall make.

(e)                                  Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the Company upon delivery of the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by Bear Stearns and the Company. Additional Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two (2) business days prior to the Additional Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one (1) full business day prior to the Additional Closing Date.

(f)                                   Deliveries of the documents described in Section 7 hereof with respect to the purchase of Firm Shares or Additional Shares, as the case may be, shall be made at 10:00 A.M., New York City time, at the office of Kramer Levin Naftalis & Frankel LLP (“Underwriters’ Counsel”), or at such other place and time as shall be agreed upon by Bear

Stearns and the Company, on the Closing Date or the Additional Closing Date, as the case may be.

(g)                                  The Company acknowledges and agrees that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters; (iii) the Underwriters’ obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety; and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

3.                                Offering. Upon authorization of the release of the Firm Shares or the Additional Shares, as the case may be, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.                                Covenants of the Company and the Underwriters. In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with each of the Underwriters that:

(a)                                 The Company shall prepare the Prospectus in a form approved by you and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A or 430C under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which you shall reasonably and timely object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify Bear Stearns promptly (and, if requested by Bear Stearns, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective; (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; (iii) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus; (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b); (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefor; (vi) of the receipt of any comments from the Commission; and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b)                                 The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution of the Shares by the Underwriters as contemplated in this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus. If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act (“Rule 173”)) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a)) to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to Bear Stearns) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(c)                                  The Company will not, without the prior consent of Bear Stearns, (i) make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405, except for any Issuer Free Writing Prospectus set forth on Annex I hereto and any electronic road show previously approved by Bear Stearns, or (ii) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify Bear Stearns promptly and, if requested by Bear Stearns, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance reasonably satisfactory to Bear Stearns) that will correct such statement, omission or conflict or effect such compliance.

(d)                                 The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act (“Rule 433(d)”), to file with the Commission any road show.

(e)                                  The Company will promptly deliver to each of you and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, any Issuer Free Writing Prospectus and all amendments of and supplements to such documents, if any, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(f)                                   The Company consents to the use and delivery of the Preliminary Prospectus and each Issuer Free Writing Prospectus set forth on Annex I hereto by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g)                                  Promptly from time to time, the Company will use its best reasonable efforts, in cooperation with the Lead Managers, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as Bear Stearns may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(h)                                 The Company will make generally available to its security holders and the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i)                                     During the period of one hundred eighty (180) days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Bear Stearns, on behalf of the Underwriters, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing; (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security; and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will cause each person or entity (the “Signatories”) listed on (x) Schedule IV(a) attached hereto to execute a lock-up agreement substantially in the form of Annex II(a) hereto (a “Lock-Up Agreement”) and (y) Schedule IV(b) attached hereto to execute a lock-up agreement substantially in the form of Annex II(b) hereto (an “Additional Lock-Up

Agreement”). The Lock-Up Agreements and the Additional Lock-Up Agreements shall include provisions that will cause the Signatories not to engage in any of the aforementioned transactions on their own behalf during the Lock-Up Period, with respect to Signatories to the Lock-Up Agreements, and during the period of three (3) years from the date of the Prospectus (the “Additional Lock-Up Period”), with respect to Signatories to the Additional Lock-Up Agreements, other than the sale of Shares as contemplated by this Agreement and the Company’s issuance of Common Stock upon (A) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (B) the exercise of currently outstanding options; (C) the exercise of currently outstanding warrants; and (D) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Pricing Prospectus. The Company will not file or submit a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or on Form F-4 relating to corporate reorganizations.

Notwithstanding the foregoing, if (1) during the last seventeen (17) days of the Lock-Up Period or the Additional Lock-Up Period, as the case may be, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period or the Additional Lock-Up Period, as the case may be, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period or the Additional Lock-Up Period, as the case may be, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The Company will provide the Lead Managers and any co-managers, each officer and director of the Company and each shareholder and other person or entity listed on Schedule IV(a) or Schedule IV(b) attached hereto with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period or the Additional Lock-Up Period, respectively.

(j)                                    During the period of five (5) years from the effective date of the Registration Statement, the Company will make available to you copies of all reports or other communications (financial or other) made available to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) during the period of two (2) years from the effective date of the Registration Statement such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided that any information or documents available on EDGAR shall be considered sufficiently made available for purposes of this Section 4(j); and provided further that the Representatives shall sign a confidentiality agreement containing such customary terms and conditions as the Company shall reasonably request, regarding any additional information made available pursuant to clause (ii) of this Section 4(j).

(k)                                 The Company will use its best efforts to list the Shares on the NYSE and to maintain the listing of the Shares on the NYSE.

(l)                                     The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Registration Statement and the Pricing Prospectus.

(m)                             The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a)) is required to be delivered in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to the Rules and Regulations within the time periods required thereby.

(n)                                 If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(o)                                 The Company has complied and will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

(p)                                 The Company will not take, and will cause its affiliates (within the meaning of Rule 144) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

5.                                Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any “free writing prospectus” (as defined in Rule 405) without the prior written consent of the Company if such Underwriter’s use of or reference to such “free writing prospectus” would require the Company to file with the Commission any “issuer information” (as defined in Rule 433).

6.                                Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(g) hereof and any offering of Directed Shares outside the United States, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on the NYSE; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in Sections 8, 9 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and expenses of counsel to the Underwriters) incurred in connection herewith.

7.                                Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company of all of its respective obligations hereunder, and to each of the following additional conditions:

(a)                                 The Registration Statement shall have become effective; the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely on Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

(b)                                 At the Closing Date, you shall have received the favorable written opinion of Seward & Kissel LLP, United States counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex III.

(c)                                  At the Closing Date, you shall have received the favorable written opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex IV.

(d)                                 At the Closing Date, you shall have received the favorable (i) written opinion of Spyridon P. Fokas, Greek counsel for the Company (“Fokas”), dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex V(a) and (ii) negative assurance letter of Fokas, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex V(b).

(e)                                  At the Closing Date, you shall have received the favorable written opinion of G.E. Bairactaris & Partners, Greek counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex VI.

(f)                                   At the Closing Date, you shall have received the favorable written opinion of Lennox Paton, Bahamian counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex VII.

(g)                                  At the Closing Date, you shall have received the favorable written opinion of Hassans International Law Firm, Gibraltar counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex VIII.

(h)                                 At the Closing Date, you shall have received the favorable written opinion of Donovan St.L.Williams & Co., Jamaican counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex IX.

(i)                                     At the Closing Date, you shall have received the favorable written opinion of Seward & Kissel LLP, Liberian counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex X.

(j)                                    At the Closing Date, you shall have received the favorable written opinion of Camilleri, Delia, Randon & Associates, Maltese counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex XI.

(k)                                 At the Closing Date, you shall have received the favorable written opinion of Morgan & Morgan, Panamanian counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex XII.

(l)                                     At the Closing Date, you shall have received the favorable written opinion of David Ong and Partners, Singapore counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex XIII.

(m)                             At the Closing Date, you shall have received the favorable written opinion of Hadef Al Dhahiri & Associates, United Arab Emirates counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex XIV.

(n)                                 At the Closing Date, you shall have received the written opinion and negative assurance letter of Underwriters’ Counsel, dated the Closing Date and addressed to the

Underwriters, in form and substance satisfactory to Bear Stearns, with respect to the issuance and sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other matters as Bear Stearns may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(o)                                 At the Closing Date, you shall have received the written opinion and negative assurance letter of Lykourezos Law Offices, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to Bear Stearns, with respect to the issuance and sale of the Shares, the Registration Statement, the Pricing Prospectus, the Prospectus and such other matters as Bear Stearns may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(p)                                 At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to you, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a), (r) and (s) of this Section 7, and as to such other matters as you may reasonably request.

(q)                                 At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Deloitte & Touche Hadjipavlou Sofianos & Cambanis S.A., independent registered public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ Counsel.

(r)                                    (i) Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and (ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, management, financial condition, results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

(s)                                   On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(t)                                    You shall have received a duly executed Lock-Up Agreement from each person who is a director or officer of the Company and each shareholder and other person or entity listed on Schedule IV(a) hereto, in each case substantially in the form attached hereto as Annex II(a).

(u)                                 You shall have received a duly executed Additional Lock-Up Agreement from each person listed on Schedule IV(b), in each case substantially in the form attached hereto as Annex II(b).

(v)                                 At the Closing Date, the Shares shall have been approved for listing upon notice of issuance on the NYSE.

(w)                               At the Closing Date, the NASD shall have confirmed that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

(x)                                 The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(y)                                 No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance of sale of the Shares.

(z)                                  At or prior to the Closing Date, the (i) non-negotiable demand promissory note issued from AMPNInvest LLC, a limited liability company organized and existing under the laws of the Republic of the Marshall Islands, to Leveret International Inc., a corporation organized and existing under the laws of the Republic of Liberia (“Leveret”), dated as of July 19, 2006, as amended and restated on September 27, 2006, shall be paid in full and fully discharged; and (ii) pledge agreement, dated as of July 19, 2006, by and among AMPNInvest LLC, Leveret and Seward & Kissel LLP, shall be terminated in accordance with its terms and Bear Stearns shall have received evidence reasonably satisfactory to it to that effect.

(aa)                          On or before the Closing Date (i) all documents to be executed in connection with the credit agreement proposed to be entered into among the Company and The Royal Bank of Scotland plc. (the “Credit Agreement”) shall have been duly executed and delivered by the Company and the other parties thereto, (ii) the Company shall have satisfied all conditions precedent to borrowings under the Credit Agreement and (iii) the commitments under the Credit Agreement will be available on the terms described in the Prospectus.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to Bear Stearns and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by Bear Stearns at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Bear Stearns at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8.                                Indemnification.

(a)                                 The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement as originally filed or any amendment thereto, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d); or (B) in any other materials or information provided to investors by, or with the approval by an officer or director of, the Company in connection with the Offering, including in any “road show” (as defined in Rule 433) for the Offering (“Marketing Materials”); (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d), or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) (A) the violation of any applicable laws or regulations of any foreign jurisdiction where Directed Shares have been offered or (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus, the Pricing Disclosure Package or Preliminary Prospectus, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear Stearns expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through

Bear Stearns consists solely of the material referred to in Section 16 hereof. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including but not limited to other liability under this Agreement.

(b)                                 Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereto or supplement thereto; or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in Section 16 hereof.

(c)                                  In connection with the offer and sale of Directed Shares the Company agrees promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of any Directed Share Purchaser, who makes an oral agreement, properly confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offer price, to pay for and accept delivery of the Directed Shares. Under no circumstances will the Lead Managers or any Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in connection with the Directed Shares or any transaction effected with any Directed Share Purchaser, except to the extent found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Lead Managers or such Underwriter, as the case may be.

(d)                                 Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action; (iii) the indemnifying party does not diligently defend the action after assumption of the defense; or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) the sole relief provided in such settlement, compromise or judgment is money damages; (y) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party; and (z) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

9.                                Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the

Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

10.                         Underwriter Default.

(a)                                 If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by Bear Stearns pursuant to subsection (b) below) exceed in the aggregate ten percent (10%) of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

(b)                                 In the event that the aggregate number of Default Shares exceeds ten percent (10%) of the number of Firm Shares or Additional Shares, as the case may be, Bear Stearns may in its sole discretion arrange for the Lead Managers or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five (5) calendar days after such a default Bear Stearns does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8, 9, 10 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)                                  In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Bear Stearns or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11.                         Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Sections 4 and 5 hereof, the indemnity agreements contained in Section 8 hereof and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 4, 5, 8, 9, 11 and 12 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12.                         Effective Date of Agreement; Termination.

(a)                                 This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b)                                 Bear Stearns shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Bear Stearns will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) a suspension or material limitation in trading in securities generally on the NYSE shall have occurred; or (iii) a suspension or material limitation in trading in the Company’s securities on the NYSE shall have occurred; or (iv) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) in the judgment of Bear Stearns, any Material Adverse Change shall have occurred since the respective dates as of which information is given in the Pricing Prospectus (exclusive of any amendment or supplement thereto since the date thereto); or (vi) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of Bear Stearns, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c)                                  Any notice of termination pursuant to this Section 12 shall be in writing.

(d)                                 If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by Bear Stearns, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

13.                         Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)                                 if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention:  Stephen Parish, Senior Managing Director, Equity Transactions Group, with a copy to Underwriter’s Counsel at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention: Thomas E. Molner, Esq.; and

(b)                                 if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Mr. Spyridon Fokas, Director, Aegean Marine Petroleum Network, Inc., 42 Hatzikyriakou Avenue Piraeus 185 38 Athens, Greece, with a copy to its counsel, Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, Attention: Gary J. Wolfe, Esq. and Robert E. Lustrin, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 8 hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

14.                         Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

15.                         Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”); (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court; (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein; (d) agrees not to commence any Proceeding other than in such courts; and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. The Company hereby irrevocably designates Seward & Kissel LLP, One Battery Park Plaza, New York New York 10004 as agent upon whom process against the Company may be served. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS

AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16.                         The parties acknowledge and agree that, for purposes of Sections 1(b), 1(c), and 8 hereof, the information provided by or on behalf of any Underwriter consists solely of the underwriters’ names and addresses in the first table under the caption “Underwriting” in the Prospectus and the material included in under the caption “Underwriting” in the Prospectus in (i) the first, second and fifth sentences of the third paragraph, (ii) the portion of the first sentence of the fifteenth paragraph that relates to Underwriters’ action, (iii) the first sentence of the seventeenth paragraph and the portion of the second sentence of the seventeenth paragraph that relates to the Underwriters’ approval or endorsement, (iv) the first sentence of the eighteenth paragraph, (v) the portion of the third sentence of the nineteenth paragraph that relates to the Underwriters’ beliefs, (vi) the twenty second paragraph and (vii) the twenty third paragraph.

17.                         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

18.                         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

19.                         Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business other than days when banking institutions in the City of New York are authorized by law, regulation or executive order to be closed.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

AEGEAN MARINE PETROLEUM NETWORK INC.

By:
Name: Dimitris Melisanidis
Title: Chief Executive Officer

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
JOHNSON RICE & COMPANY L.L.C.
SIMMONS & COMPANY INTERNATIONAL
DAHLMAN ROSE & COMPANY, LLC

By:
Name:
Title:

On behalf of themselves and
the other Underwriters
Named in Schedule I hereto.

ANNEX II(a)

Form of Lock-Up Agreement

               , 2006

Bear, Stearns & Co. Inc.

Johnson Rice & Company L.L.C.

Simmons & Company International
Dahlman Rose & Company, LLC,

As Representatives of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Transactions Group

Aegean Marine Petroleum Network Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Aegean Marine Petroleum Network Inc., a Marshall Islands corporation (the “Company”), of its common stock, $0.01 par value (the “Stock”).

In order to induce you and the other underwriters for which you act as representatives (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

Notwithstanding the preceding paragraph, if (1) during the last seventeen (17) days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering (the “Underwriting Agreement”) to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-Up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission (the “Commission”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Commission of any proposed offering or sale of a Relevant Security.

The second and third paragraphs of this letter shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Agreement and confirms that he, she or it has been in compliance with the terms of this Agreement since the date hereof, (b) on death, by will or intestacy, or (c) dispositions to a member of the undersigned’s immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the undersigned and/or such immediate family member, provided that such immediate family member, trust, partnership or other entity agrees in writing with the Underwriters to be bound by the terms of this Agreement and confirms that it has been in compliance with the terms of this Agreement since the date hereof.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Agreement shall terminate without any action by the parties and the undersigned shall be released from its obligations hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

ANNEX II(b)

Form of Additional Lock-Up Agreement

Lock-Up Agreement

               , 2006

Bear, Stearns & Co. Inc.

Johnson Rice & Company L.L.C.

Simmons & Company International
Dahlman Rose & Company, LLC

As Representatives of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Aegean Marine Petroleum Network Inc. Three-Year Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Aegean Marine Petroleum Network Inc., a Marshall Islands corporation (the “Company”), of its common stock, $.01 par value (the “Stock”). The agreements and understandings contained herein are in addition to those contained in the Aegean Marine Petroleum Network Inc. Lock-Up Agreement, dated of even date herewith, among the parties hereto.

In order to induce you and the other underwriters for which you act as representatives to underwrite the Offering, Peter C. Georgiopoulos (“Mr. Georgiopoulos”) hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until three (3) years from the date of the final prospectus for the Offering (the “Lock-Up Period”), Mr. Georgiopoulos (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below) and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein, “Relevant Security” means any Equity Security (as defined below) that was acquired on or prior to the date of the completion of the Offering, and any Equity Security received as a dividend or distribution on, in a split or reverse split in respect of, or in exchange for, such security. Mr. Georgiopoulos represents that as of the date hereof, his ownership of Relevant Securities consists of 4,205,250 shares of Stock owned of record by AMPNInvest LLC, a Marshall Islands limited liability company (“AMPNInvest”). As used herein, “Equity Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security. Mr. Georgiopoulos also agrees that, without the prior written consent of Bear Stearns, during the Lock-Up Period for so long as AMPNInvest owns any Relevant Securities, Mr. Georgiopoulos (a) will not, directly or indirectly, transfer, pledge or otherwise dispose of any membership or other equity interests in AMPNInvest, establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to such interests (in each case within the meaning of Section 16 of the Exchange Act) or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of such interests, whether or not such transaction is to be settled by delivery of such interests, other securities, cash or other consideration and (b) will cause AMPNInvest to not issue or accept any subscriptions for, grant any call option or purchase any put option with respect to, or otherwise create any New Equity Interests (as defined below) or admit any members on the basis of any New Equity Interests or agree to do any of the foregoing. As used herein, “New Equity Interests” means any membership or other equity interest in, or any other equity securities of, AMPNInvest issued or created at any time after the date of this Agreement. Mr. Georgiopoulos represents that the only member equity interests or securities of AMPNInvest outstanding as of the date hereof are its membership interests, which are owned 75% by Mr. Georgiopoulos and 25% by John P. Tavlarios (“Mr. Tavlarios”).

Notwithstanding the preceding paragraph, if (1) during the last seventeen (17) days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. Mr. Georgiopoulos acknowledges that the Company has agreed in the underwriting agreement for the Offering (the “Underwriting Agreement”) to provide notice to Mr. Georgiopoulos of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and Mr. Georgiopoulos agrees that any such notice properly delivered will be deemed to have been given to, and received by, Mr. Georgiopoulos.

Notwithstanding anything contained herein to the contrary, during the period from the date that is one hundred eighty one (181) days from the date of the final prospectus until the end of the Lock-Up Period, the transfer restrictions on the Relevant Securities contained in this Agreement shall not apply to: (i) any transfer of any Relevant Security effected pursuant to a tender offer made to all holders of Equity Securities of the same type and class as such Relevant Security by any person other than the Company, Mr. Georgiopoulos or any person acting, directly or indirectly, in concert with the Company or Mr. Georgiopoulos, which tender offer has been recommended by the board of directors of the Company and for which the board of directors of the Company has received the opinion of a nationally recognized U.S. investment banking firm to the effect that the consideration to be received by the holders of the Equity Securities subject to the tender offer is fair to such holders; (ii) any transfer of any Relevant Security effected pursuant to a merger or consolidation in which the Company is a constituent company and in which the opportunity to participate in such a merger or consolidation is offered to all shareholders, pursuant to a statutory merger or consolidation in which participation of shareholders is not voluntary, or pursuant to an exercise of dissenter’s rights applicable to any statutory merger or consolidation in which the Company is a constituent company; or (iii) any distribution in whole or in part by AMPNInvest of the shares of Stock owned by AMPNInvest attributable its members, Mr. Tavlarios and Mr. Georgiopoulos, at the date of the completion of the Offering (and any Equity Securities received as a dividend or distribution on, in a split or reverse split in respect of, or in exchange for such shares of Stock) to Mr. Tavlarios and Mr. Georgiopoulos, respectively. This Agreement shall immediately terminate in the event of a Change of Control. As used herein, a “Change in Control” shall be deemed to have occurred if:  (A) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), which is not an affiliate of the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; (B) any consolidation or merger of the Company with or into any other person (other than an affiliate of the Company) in which the shareholders of the Company prior to such consolidation or merger own or owns less than 50.1% of the Company’s voting power immediately after such consolidation or merger (excluding any consolidation or merger effected exclusively to change the domicile of the Company); (C) a sale of all or substantially all of the assets of the Company; or (D) a liquidation or dissolution of the Company.

Mr. Georgiopoulos hereby authorizes and agrees to cause the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which Mr. Georgiopoulos is the record holder and, in the case of Relevant Securities for which Mr. Georgiopoulos is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. Mr. Georgiopoulos hereby further agrees that, without the prior written consent of Bear Stearns, during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering, Mr. Georgiopoulos (x) will not file or participate in the filing with the Securities and Exchange Commission (the “Commission”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of any Relevant Security and (y) will not exercise any rights Mr. Georgiopoulos may have to require registration with the Commission of any proposed offering or sale of any Relevant Security.

Mr. Georgiopoulos hereby represents and warrants that he has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of Mr. Georgiopoulos, enforceable in accordance with its terms. Upon request, Mr. Georgiopoulos will execute any additional documents necessary in connection with enforcement hereof. Any obligations of Mr. Georgiopoulos shall be binding upon the successors and assigns of Mr. Georgiopoulos from the date first above written.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Agreement shall terminate without any action by the parties and the undersigned shall be released from his obligations hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

Lock-Up Agreement

              , 2006

Bear, Stearns & Co. Inc.

Johnson Rice & Company L.L.C.

Simmons & Company International
Dahlman Rose & Company, LLC

As Representatives of the several

Underwriters referred to below

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Attention: Equity Capital Markets

Aegean Marine Petroleum Network Inc. Three-Year Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by Aegean Marine Petroleum Network Inc., a Marshall Islands corporation (the “Company”), of its common stock, $.01 par value (the “Stock”). The agreements and understandings contained herein are in addition to those contained in the Aegean Marine Petroleum Network Inc. Lock-Up Agreement, dated of even date herewith, among the parties hereto.

In order to induce you and the other underwriters for which you act as representatives to underwrite the Offering, AMPNInvest LLC, a Marshall Islands limited liability company (“AMPNInvest”) hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. (“Bear Stearns”), during the period from the date hereof until three (3) years from the date of the final prospectus for the Offering (the “Lock-Up Period”), AMPNInvest (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below) and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein, “Relevant Security” means any Equity Security (as defined below) that was acquired on or prior to the date of the completion of the Offering, and any Equity Security received as a dividend or distribution on, in a split or reverse split in respect of, or in exchange for, such security. AMPNInvest represents that as of the date hereof, its ownership of Relevant Securities consists of 5,607,000 shares of Stock owned of record by AMPNInvest. As used herein, “Equity Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security. AMPNInvest also agrees that, without the prior written consent of Bear Stearns, during the Lock-Up Period for so long as it owns any Relevant Securities, AMPNInvest will not issue or accept any subscriptions for, grant any call option or purchase any put option with respect to, or otherwise create any New Equity Interests (as defined below) or admit any members on the basis of any New Equity Interests or agree to do any of the foregoing. As used herein, “New Equity Interests” means any membership or other equity interest in, or any other equity securities of, AMPNInvest issued or created at any time after the date of this Agreement.

AMPNInvest represents that the only member equity interests or securities of AMPNInvest outstanding as of the date hereof are its membership interests, which are owned 75% by Peter C. Georgiopoulos (“Mr. Georgiopoulos”) and 25% by John P. Tavlarios (“Mr. Tavlarios”).

Notwithstanding the preceding paragraph, if (1) during the last seventeen (17) days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Bear Stearns waives, in writing, such extension. AMPNInvest acknowledges that the Company has agreed in the underwriting agreement for the Offering (the “Underwriting Agreement”) to provide notice to AMPNInvest of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and AMPNInvest agrees that any such notice properly delivered will be deemed to have been given to, and received by, AMPNInvest.

Notwithstanding anything contained herein to the contrary, during the period from the date that is one hundred eighty one (181) days from the date of the final prospectus until the end of the Lock-Up Period, the transfer restrictions on the Relevant Securities contained in this Agreement shall not apply to: (i) any transfer of any Relevant Security effected pursuant to a tender offer made to all holders of Equity Securities of the same type and class as such Relevant Security by any person other than the Company, Mr. Georgiopoulos or any person acting, directly or indirectly, in concert with the Company or Mr. Georgiopoulos, which tender offer has been recommended by the board of directors of the Company and for which the board of directors of the Company has received the opinion of a nationally recognized U.S. investment banking firm to the effect that the consideration to be received by the holders of the Equity Securities subject to the tender offer is fair to such holders; (ii) any transfer of any Relevant Security effected pursuant to a merger or consolidation in which the Company is a constituent company and in which the opportunity to participate in such a merger or consolidation is offered to all shareholders, pursuant to a statutory merger or consolidation in which participation of shareholders is not voluntary, or pursuant to an exercise of dissenter’s rights applicable to any statutory merger or consolidation in which the Company is a constituent company; or (iii) any distribution in whole or in part by AMPNInvest of the shares of Stock owned by AMPNInvest attributable its members, Mr. Tavlarios and Mr. Georgiopoulos, at the date of the completion of the Offering (and any Equity Securities received as a dividend or distribution on, in a split or reverse split in respect of, or in exchange for such shares of Stock) to Mr. Tavlarios and Mr. Georgiopoulos, respectively. This Agreement shall immediately terminate in the event of a Change of Control. As used herein, a “Change in Control” shall be deemed to have occurred if:  (A) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), which is not an affiliate of the Company is or becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding securities; (B) any consolidation or merger of the Company with or into any other person (other than an affiliate of the Company) in which the shareholders of the Company prior to such consolidation or merger own or owns less than 50.1% of the Company’s voting power immediately after such consolidation or merger (excluding any consolidation or merger effected exclusively to change the domicile of the Company); (C) a sale of all or substantially all of the assets of the Company; or (D) a liquidation or dissolution of the Company.

AMPNInvest hereby authorizes and agrees to cause the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which AMPNInvest is the record holder and, in the case of Relevant Securities for which AMPNInvest is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. AMPNInvest hereby further agrees that, without the prior written consent of Bear Stearns, during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering, AMPNInvest (x) will not file or participate in the filing with the Securities and Exchange Commission (the “Commission”) of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of any Relevant Security and (y) will not exercise any rights AMPNInvest may have to require registration with the Commission of any proposed offering or sale of any Relevant Security.

AMPNInvest hereby represents and warrants that it has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of AMPNInvest, enforceable in accordance with its terms. Upon request, AMPNInvest will execute any additional documents necessary in connection with enforcement hereof. Any obligations of AMPNInvest shall be binding upon the successors and assigns of AMPNInvest from the date first above written.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Agreement shall terminate without any action by the parties and the undersigned shall be released from its obligations hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

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